UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Global Select Market
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50	ASTRW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 19, 2021, we conducted a launch attempt for the United State Space Force on our launch vehicle, LV0007. We terminated that launch attempt during the countdown and rescheduled the launch for November 20, 2021 at 12:00 a.m. eastern standard time. On November 20, 2021, we conducted our first commercial orbital launch for the United States Space Force.

Both our launch attempt and the commercial orbital launch were livestreamed through NASA Spaceflight. The video of these livestreams is available on our Twitter account (@astra), our LinkedIN account (linkedin/company/astraspace) and our website at www.astraspace.com. We have also furnished the transcript of the video from the launch attempt on November 19, 2021, as Exhibit 99.2. This exhibit shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Once available, we will furnish the transcript of the livestream of our commercial orbital launch from November 20, 2021.

On November 22, 2021, we issued a press release announcing our first commercial orbital launch. A copy of our press release is filed as Exhibit 99.2 hereto.

When we use the phrase “commercial orbital launch,” we mean a launch conducted under an FAA commercial launch license.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Transcript of livestream video for launch attempt on November 19, 2021

99.2	Press Release, dated November 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2021	Astra Space, Inc.

	By:	/s/ Kelyn Brannon
	Name:	Kelyn Brannon
	Title:	Chief Financial Officer